SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 14, 2003

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 433-4000

_______________________________________________________________________
(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired. Not Applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release

Item 9.     Regulation FD Disclosure.

     On February 14, 2003, Nextel Communications, Inc. issued a press release announcing the promotion of Thomas N. Kelly, Jr., previously its Executive Vice President and Chief Marketing Officer, to the position of Chief Operating Officer of the Company, as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: February 14, 2003	By: /s/ Leonard J. Kennedy —————————————————————— Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release